Ameriana Bancorp

Annual Meeting of
Shareholders

May 20, 2010

Forward-Looking Statement

This presentation contains forward-looking
statements, which include statements about
Ameriana’s future financial performance,
business plans and strategies.   Forward-
looking statements involve future risks and
uncertainties, because of factors that could
cause actual results to differ materially from
those expressed or implied.  Specific risk
factors and other uncertainties that could
affect the accuracy of forward-looking
statements are included in Ameriana’s Form
10-K for the year ended December 31, 2009.

Michael Kent

Chairman of the Board

Introduction of Directors:

Jerome J. Gassen – President and Chief Executive Officer – Ameriana
Bancorp

Ronald R. Pritzke – Vice Chairman of the Board, Ameriana Bancorp,
Partner - Pritzke & Davis

Donald C. Danielson – Vice Chairman of the Board – City Securities
Corporation

R. Scott Hayes – General Counsel, Senior Partner – Hayes Copenhaver
Crider

Charles M. (Kim) Drackett, Jr. – Chairman, President and General Manager
– Fairholme Farms Inc.

Richard E. Hennessey – Executive Vice President – Real Estate
Development – Shiel Sexton Company inc.

Michael E. Bosway – President and Chief Executive Officer – City
Securities Corporation

Paul W. Prior – Director Emeritus - Former President and Chairman of the
Board

Representing our Independent Auditor

BKD – Indianapolis Office

Troy Gilstorf

Partner - BKD

Steve Moore

Partner - BKD

Mike Ososki

Manager – BKD

Introduction of Senior Officers:

Timothy G. Clark – Executive Vice
President and Chief Operating Officer

John J. Letter – Senior Vice President –
Treasurer and Chief Financial Officer

Michael L. Wenstrup – Senior Vice
President and Chief Credit Officer

Nancy A. Rogers -  Senior Vice President –
Investor Relations and Corporate Secretary

Proxy Proposals

Election of Directors

Ratification of Appointment of
BKD, LLP as Independent
Auditor

Remarks of Mr. Kent:

Board is focused on two key objectives:

“Well Being” of the Company

Return on investment to shareholders

Long - term view

Well being of the Company

Bank’s financial condition – “Well Capitalized”

Approved for TARP

Strong Corporate Governance

The Company’s strategic plan and its goals and
objectives

Quality of Management

Remarks of Mr. Kent:

Corporate Governance

Disclosure Committee

Development, approval and implementation of
the long-range strategic plan

Independent Board Committees provide
oversight

Board education

Management Team Focus

Improving asset quality

Minimizing credit losses

Maintaining liquidity and capital

Comprehensive risk management approach

Jerome J. Gassen

President and CEO

Background Information

Headquarters – New Castle, Indiana

                                                                                             Henry County

15 Locations

                               -  13 Banking Centers

                               -  1 Loan Production Center

                               -  1 Insurance Office

# 1 Market Share in Henry County – 31.25%

                               - $213.8 Million in Deposits

# 4 Market Share in Hancock County – 10.83%

                               - $74.2 Million in Deposits

                                                                                                                           (FDIC summary of deposits 6/30/09)

Hamilton County

$25.0 Million in Deposits

(Source:  FDIC)

Ameriana

Anderson
Middletown
Westfield
Fishers
Carmel
McCordsville
New Castle
Greenfield
Knightstown
Avon
INDIANAPOLIS
New Palestine
Morristown

Member FDIC

Ameriana Bancorp - Profile

Line of Business Focus

Commercial/Business Lending

Mortgage Banking

Consumer Lending and Deposits

Ameriana Financial Services

Ameriana Insurance

Experienced Management Team

Enterprise Risk Management

Ameriana Bancorp Profile

“ Our mission and promise is to
engage every customer in
genuine and innovative ways, to
truly understand and embrace
their individual needs and
desires, so we can provide them
with the best financial solutions
and direction.”

Industry Challenges In 2009

Commercial

Deterioration of credit quality

Higher Industry NPAs

Higher provision expenses

Slowing absorption rates

Declining appraised values; higher cap rates

Industry Challenges In 2009

Residential

Record levels of residential foreclosures
nationwide

Decreased property values (20-40% declines in
appraised values)

Significantly increased sale times

Tightened secondary market and PMI standards

Government intervention is directing write-downs
on loans in foreclosure

Re-defaults

Industry Challenges In 2009

Bank failures

2008 – 25

2009 – 140

YTD – 72

Negative public opinion of bank
bailout/TARP

Regulatory expectations on capital and
liquidity

Ameriana

Industry Challenges In 2009

Significant Decline in Financial Stocks

	Change %	
	1 Year	3 Years
SNL Banks and Thrifts	27.09	(54.82)
SNL Banks	28.11	(54.17)
SNL Thrifts	12.09	(63.72)
KBW Banks	24.75	(54.23)
S & P Banks	23.28	(61.49)
NASDAQ Banks	17.62	(40.48)
ASBI	28.53	(54.31)

(Source: SNL Financial)

Member FDIC

Ameriana – 2010 Key Objectives

Soundness – CAPITAL

Preserve and Build Capital

Reduce risk-based assets, if needed

Reduce expenses and pursue fee income
opportunities to increase net income

Evaluate raising capital from traditional capital
markets i.e.

Preferred stock

Subordinated debentures

Rights offering

Evaluate securitization of mortgage assets

Ameriana – 2010 Key Objectives

Soundness – Resolution of Problem Assets

Reduce NPAs and OREO

Minimize losses

Work with borrowers in distress if possible

Utilize skills of Special Assets Manager and Chief
Credit Officer to manage criticized and classified
assets

Ensure adequacy of ALLL

Ameriana – 2010 Key Objectives

Profitability

Maintain or improve Net Interest Margin

Increase Net Interest Income by increasing
earning assets and margin

Manage expenses

Grow other income from Ameriana Financial
Services and Ameriana Insurance

Ameriana – 2010 Key Objectives

Growth

Due to current economic conditions additional
significant growth initiatives have been placed on
hold

Ameriana Bancorp – Profile
(as of 12/31/2009)

Ameriana Bancorp – Consolidated            ($ in 000s)

                               -  Total Assets                               -            $441,563

                               -  Total Loans – Net of allowance -            $321,544

                               -  Total Deposits                                                           -           $338,381

Ameriana Financial

                               -  Assets under Management        -          $  39.1 million

Ameriana Insurance

                               -  Total Customers                                                    -                4,700

                               -  P & C Revenues                                                     -           $779,000

2009 Financial Results

Net loss of $264,000 compared to $741,000 net income in
2008

Net interest income increased $896M or 7.6%

Interest rate spread improved by 55 basis points to 3.6%
at 12/31/09

Increased deposits by 4.3% to $338.4 million

Shrank the Investment Portfolio by 52.4% to 8.1% of total
assets

Sold 16.67% interest in Family Financial Holdings, Inc.

2009 Financial Results

2009 Earnings impacted by:

$930,000 increase in provision for loan losses

$797,000 increase in FDIC premiums

$255,000 increase in OREO expense

$149,000 increase in pension expense

Capital Ratios
(As of 3/31/10)

            Ameriana Bank                                                            Actual                                        Well-Capitalized

             TIER 1 Leverage Ratio                                                                     8.54%                                        5.00%

             TIER 1 Risk-Based Capital Ratio                      11.58%                                     6.00%

             Total Risk-Based Capital Ratio                                           12.83%                                     10.00%

Ameriana

$221,126
$251,888
$296,950
$325,526
$325,549
2005
2006
2007
2008
2009

Member FDIC

($ in thousands)

(as of 12/31)

Total Loans

Ameriana

3%
6%
16%
28%
47%
2%
7%
12%
30%
49%
2%
7%
10%
32%
49%

Member FDIC

Loan Mix
(as of 12/31)

(% of total loans)

Commercial Real Estate Loans

Residential Real Estate Loans

Construction Real Estate Loans

Commercial Loans and Leases

Consumer & Municipal Loans

2007

2008

2009

Ameriana

$339,351
$322,434
$314,746
$324,406
$338,381
2005
2006
2007
2008
2009

Member FDIC

Total Deposits
(as of 12/31)

($ in thousands)

(*2005 includes brokered CD’s of $9,977,000)

*

7%
11%
20%
7%
55%

7%
8%
19%
7%
59%

7%
8%
22%
9%
54%

Member FDIC

Deposit Mix
(as of 12/31)

% of total deposits

Noninterest-bearing Deposits

NOW Deposits

Money Market Deposits

Savings Deposits

2007

2008

2009

Certificates of Deposits

Ameriana

$9,787
$8,801
$9,822
$11,793
$12,689
2005
2006
2007
2008
2009

Member FDIC

($ in thousands)

(as of 12/31)

Net Interest Income

Ameriana

2.57%
2.29%
2.73%
3.08%
3.08%
2005
2006
2007
2008
2009

Member FDIC

Net Interest Margin

(as of 12/31)

(Net Interest Margin is Net Interest Income presented on a tax equivalent basis as a % of average interest - earning assets)

$15,841
$9,908
$9,426
$5,024
$6,884
2005
2006
2007
2008
2009

Member FDIC

Credit Quality
(as of 12/31)

Classified and Criticized Loans

($ in thousands)

$2,558
$3,410
$2,638
$6,219
$9,053
2005
2006
2007
2008
2009

Member FDIC

Credit Quality
(as of 12/31)

Non-Performing Loans

($ in thousands)

1.16%
1.35%
0.88%
1.91%
2.78%
2005
2006
2007
2008
2009

Member FDIC

Credit Quality
(as of 12/31)

Non-Performing Loans/Total Loans

(% of total loans)

$1,413
$610
$2,517
$3,881
$5,517
2005
2006
2007
2008
2009

Member FDIC

Credit Quality
(as of 12/31)

OREO

($ in thousands)

Ameriana

$1,532
$679
$1,113
$1,051
$1,230
2005
2006
2007
2008
2009

Member FDIC

Credit Quality
(as of 12/31)

Charge - offs

Ameriana

0.22%
0.30%
0.35%
-0.62%
-1.30%

Member FDIC

Credit Quality

Net Charge – offs / Total Loans

(as of 12/31)

2005

2006

2007

2008

2009

Credit Quality
(as of 12/31)

Allowance for Loan Losses

($ in thousands)

$2,835

$2,616

$2,677

$2,991

$4,005

1.28%
1.04%
0.90%
0.92%
1.23%
2005
2006
2007
2008
2009

Member FDIC

Credit Quality
(as of 12/31)

Allowance for Loan Losses

(% of total loans)

Questions?

Results of the Election

NASDAQ: ASBI